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                                                                      Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report dated July 26, 2000 except for Note 15 as to which the date is March 7, 2001, in the Registration Statement on Form 10-SB, Amendment No. 3 of Superconductive Components, Inc.




                                        /s/HAUSSER + TAYLOR LLP


Columbus, Ohio
March 7, 2001